      POWER OF ATTORNEY
The undersigned hereby makes, constitutes and appoints each of Janet Lee, Rachel
Pyles, Patrick Belville, and Paula Moreno, or each of them acting singly, and with full power of substitution and re-substitution, the undersigned's true and lawful attorney-in-facts (each an "Attorney-in-Fact"), with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to:
(1) prepare, execute, file and submit for and on behalf of the undersigned, in the undersigned's capacity as an officer, director and/or stockholder of ANSYS,
Inc. (the "Company"), from time to time the following United States Securities and Exchange Commission (the "SEC") forms to the SEC and/or The Nasdaq Stock
Market (or other exchange on which the Company's securities are listed): (i)
Form ID, including any amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC or reports required or considered by the
Attorney-in-Fact to be advisable under Section 13 or Section 16 of tire
Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules and regulations thereunder; (ii) Form 3, Initial Statement of Beneficial
Ownership of Securities, including any attached documents; (iii) Form 4,
Statement of Changes in Beneficial Ownership, including any attached documents;
(iv) Form 5, Annual Statement of Changes in Beneficial Ownership of Securities,
including any attached documents; (v) Schedule 13D or 13G and any attached documents; (vi) Form 144, Notice of Proposed Sale of Securities, in accordance with Rule 144 of the Securities Act of 1933, as amended (the "Securities Act"), including any amendments thereto, and (vii) amendments of each thereof, in accordance with Section 13 or Section 16(a) of the Exchange Act or Rule 144 of
the Securities Act, as applicable, including any attached documents; and
(2) obtain, as the undersigned's representative and on the undersigned's behalf, information regarding transactions in the Company's equity securities from any third party, including the Company and any brokers, dealers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such third party to release any such information to the Attorney-in-Fact.
The undersigned hereby grants to each such Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such Attorney-in-Fact, or such
Attorney-in-Fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.
The undersigned acknowledges that:
(1) this Power of Attorney authorizes, but does not require, each
Attorney-in-Fact to act in his or her discretion on information provided to such
Attorney-in-Fact without independent verification of such information;
(2) any documents prepared or executed by an Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information as the Attorney-in-Fact, in his or her discretion, deems necessary or desirable;
(3) neither the Company nor the Attorney-in-Facts, singly or as a group, assume any liability for the undersigned's responsibility' to comply with the requirements of Section 13 or Section 16 of the Exchange Act or Rule 144 of the
Securities Act, any liability of the undersigned for any failure to comply with such requirements, or any liability of the undersigned for disgorgement of profits under Section 16(b) of the Exchange Act; and
(4) this Power of Attorney docs not relieve the undersigned from responsibility for compliance with the undersigned's obligations under Section 13 or Section 16 of the Exchange Act, including, without limitation, tire reporting requirements under Section 13 or Section 16 of the Exchange Act, or Rule 144 of the
Securities Act.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any such forms with respect to the undersigned's holdings of, and transactions in, securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing Attorneys-in-Fact. This Power of Attorney maybe filed with the SEC as a confirming statement of the authority granted herein. This Power of Attorney supersedes any prior power of attorney in connection with the undersigned's capacity as an officer and/or director of tire Company.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date indicated below.

/s/ Jennifer Gerchow
Date: February 15, 2024